Income taxes	12 Months Ended
Dec. 31, 2017
Income Taxes
Income taxes

The Group did not incur any income tax. As of December 31, 2017 and 2016, temporary differences resulting from tax loss carryforwards or share-based payments have not been recognized as deferred tax assets as no sufficient probable future taxable profits or offsetting deferred tax liabilities are available.

A reconciliation between current income taxes recognized in profit or loss and the product of loss before tax multiplied by the Company's applicable tax rate is presented below:

in € thousand	2015	2016	2017

Loss before taxes	(4,917)	(8,939)	(24,238)
Tax benefits at tax rate of 30.5%/31.2%	1,501	2,729	7,560
Tax losses for which no deferred tax asset was recognized	(1,501)	(2,729)	(7,560)
Income taxes	0	0	0

In Germany, InflaRx GmbH has tax losses carried forward of approximately €34.8 million (2016: €19.2 million) that are available indefinitely for offsetting against future taxable profits of that entity. InflaRx N.V. has tax losses to carry forward of approximately €7.7 million. Restrictions on the utilization of tax losses for InflaRx GmbH were mitigated through the Economic Growth Acceleration Act (Wachstumsbeschleunigungsgesetz). According to the provisions of this Act unused tax losses of a corporation as at the date of a qualified change in ownership are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Company. Deferred tax assets have not been recognized in respect of these losses as no sufficient taxable profits are expected.